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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  --------------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2002



                                   MIDAS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


        01-13409                                        36-4180556
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


1300 Arlington Heights Road,   Itasca, Illinois          60143
-----------------------------------------------        ----------
(Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (630) 438-3000









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ITEM 9. REGULATION FD DISCLOSURE

     On August 13, 2002, Midas, Inc., filed its Quarterly Report on Form 10-Q for the quarter ended June 29, 2002 with the Securities and Exchange Commission. Accompanying such report were certifications of Midas, Inc.'s Chief Executive Officer, Wendel H. Province, and Chief Financial Officer, William M. Guzik, pursuant to 18 U.S.C. 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below:


      Certification Of Chief Executive Officer And Chief Financial Officer
               Pursuant to 18 U.S.C. (S) 1350 adopted pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

I, Wendel H. Province, hereby certify pursuant to 18 U.S.C. (S) 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (i) The accompanying Quarterly Report on Form 10-Q for the quarter ended June 29, 2002 fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Midas, Inc.

/s/ Wendel H. Province
----------------------------
Wendel H. Province
Chief Executive Officer


I, William M. Guzik, hereby certify pursuant to 18 U.S.C. (S) 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

     (i) The accompanying Quarterly Report on Form 10-Q for the quarter ended June 29, 2002 fully complies with the requirements of Section 13(a)or
          Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     (ii) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Midas, Inc.

/s/ William M. Guzik
----------------------------
William M. Guzik
Chief Financial Officer

The foregoing certification are being furnished solely pursuant to 18 U.S.C. (S) 1350 and are not being filed as part of this report or as a separate disclosure document.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 13, 2002               MIDAS, INC.

                                By: /s/ Alvin K. Marr
                                    -------------------------------------
                                    Alvin K. Marr
                                    Vice President, General Counsel & Secretary



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